UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):   May 21, 2002

URECOATS INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	0–20101 (Commission File Number)	13–3545304 (I.R.S. Employer Identification No.)

Newport Center Plaza 1239 East Newport Center Drive Suite 101 Deerfield Beach, Florida (Address of Principal Executive Offices)	33442 (Zip Code)

(954) 428–8686
(Registrant’s Telephone Number, Including Area Code)

URECOATS INDUSTRIES INC.

FORM 8–K

ITEM 5. OTHER EVENTS.

Series C Preferred Stock Option – Partial Exercise

On May 21, 2002, Richard J. Kurtz, the Chairman of the Board and principal stockholder of the Company, exchanged $504,520 of the indebtedness (short–term loans bearing interest at 9% per annum) due him for 25,226 Shares of the Company's Series C Convertible Preferred Stock pursuant to a partial exercise of his Series C Preferred Stock Option Agreement. As previously reported, the Company entered into a Series C Preferred Stock Option Agreement with Mr. Kurtz on January 8, 2002, which granted to him, the right and option to purchase at $20.00 per share on the terms and conditions stated therein all or any part of an aggregate of 250,000 shares of the Company's currently authorized and unissued Series C Preferred Stock, par value $1.00 per share, which Series C Preferred Stock purchased thereby is convertible into restricted common stock of the Company at a price of $.22 per share.

Mr. Kurtz advanced $200,000 of the foregoing indebtedness during the first quarter of 2002 to partially fund working capital requirements and $300,000 during the interim period beginning April 1, 2002 and ending May 21, 2002 to help the Company meet the minimum stockholders' equity criteria of $4 million required under the listing standards of the American Stock Exchange (the "Exchange"). As previously reported, the Company has submitted an application to the Exchange for listing, however, there can be no assurance that the Company's application will be approved.

See Item 7 – Financial Statements and Exhibits for more information giving effect to the partial exercise of the Series C Preferred Stock Option described in this Item 5 and other equity activity during the interim period beginning April 1, 2002 and ending May 21, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	May 21, 2002	December 31, 2001

	(unaudited)
ASSETS
Current Assets:
Cash	$1,261,694	$519,225
Accounts Receivable	1,956,929	1,054,592
Inventory	687,782	343,446
Prepaid Expenses and Other Current Assets	107,044	225,267

Total Current Assets	4,013,449	2,142,530

Property, Plant and Equipment, Net	1,292,173	1,215,668

Other Assets:
Intangibles, Net	1,796,685	1,798,490
Deposits	22,816	28,475

Total Other Assets	1,819,501	1,826,965

Total Assets	$7,125,123	$5,185,163

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(CONTINUED)

	May 21, 2002	December 31, 2001

	(unaudited)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable and Accrued Expenses	$1,523,711	$1,566,874
Current Maturities of Long–Term Debt	209,245	205,975
Short–Term Notes and Loans Payable	109,382	232,260

Total Current Liabilities	1,842,338	2,005,109

Other Liabilities:
Long–Term Debt	62,058	219,296
Capital Leases	—	1,017
Due to Related Parties	—	—
Commitments and Contingencies	600,622	600,622

Total Other Liabilities	662,680	820,935

Total Liabilities	2,505,018	2,826,044

Stockholders’ Equity:
Preferred Stock, $1.00 Par Value; 2,000,000 Shares Authorized, of which Designations:
Series A Convertible, 750,000 Shares Authorized; 62,500 Issued and Outstanding (Less Offering Costs of $7,645)	55,035	55,035
Series B Convertible, 500,000 Shares Authorized; 500,000 Issued and Outstanding	500,000	500,000
Series C Convertible, 750,000 Shares Authorized; 305,376 Issued and Outstanding	305,376	—
Common Stock, $.01 Par Value; 140,000,000 Shares Authorized; 132,503,043 and 131,402,830 Issued and Outstanding at May 21, 2002 and December 31, 2001, respectively	1,325,030	1,314,028
Additional Paid–In Capital	40,579,353	34,392,433
Subscriptions Receivable	(1,775,000)	(1,200,000)
Accumulated (Deficit)	(36,369,689)	(32,702,377)

Total Stockholders’ Equity	4,620,105	2,359,119

Total Liabilities and Stockholders’ Equity	$7,125,123	$5,185,163

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

April 1 – May 21, 2002

Revenue:
Application Systems	$339,399
Coatings, Sealants and Other Products	631,737

Total Revenue	971,136

Cost of Sales:
Application Systems	278,028
Coatings, Sealants and Other Products	490,227
Other Cost of Sales	67,698

Total Cost of Sales	835,953

Gross Profit	135,183

Operating Expenses:
Selling, General and Administrative	950,819
Professional Fees	6,307
Depreciation and Amortization	48,070
Research and Development	115,550
Consulting Fees	185,872
Interest Expense	9,955

Total Operating Expenses	1,316,573

Operating (Loss)	(1,181,390)

(Loss) From Discontinued Operations	(84,955)

Net (Loss)	$(1,266,345)

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED – CONTINUED)

April 1 – May 21, 2002

Net (Loss) Per Common Share–Basic:
Continuing Operations	$(0.008)
Discontinued Operations	(0.001)

Total	$(0.009)

Weighted Average Shares Outstanding	132,290,543

Net (Loss) Per Common Share–Diluted:
Continuing Operations	$(0.008)
Discontinued Operations	(0.001)

Total	$(0.009)

Weighted Average Shares Outstanding	136,801,043

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

January 1 – May 21, 2002

Revenue:
Application Systems	$985,937
Coatings, Sealants and Other Products	1,305,698

Total Revenue	2,291,635

Cost of Sales:
Application Systems	909,183
Coatings, Sealants and Other Products	918,196
Other Cost of Sales	155,273

Total Cost of Sales	1,982,652

Gross Profit	308,983

Operating Expenses:
Selling, General and Administrative	3,070,472
Professional Fees	76,864
Depreciation and Amortization	170,343
Research and Development	205,118
Consulting Fees	343,013
Interest Expense	15,644

Total Operating Expenses	3,881,454

Operating (Loss)	(3,572,471)

(Loss) From Discontinued Operations	(66,624)

Net (Loss)	$(3,639,095)

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED – CONTINUED)

January 1 – May 21, 2002

Net (Loss) Per Common Share–Basic:
Continuing Operations	$(0.028)
Discontinued Operations	(0.001)

Total	$(0.029)

Weighted Average Shares Outstanding	123,937,722

Net (Loss) Per Common Share–Diluted:
Continuing Operations	$(0.027)
Discontinued Operations	(0.001)

Total	$(0.028)

Weighted Average Shares Outstanding	127,638,722

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

January 1 – May 21, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss):
Continuing Operations	$(3,572,471)
Discontinued Operations	(66,624)

Adjustments to Reconcile Net (Loss) to Net Cash Provided (Used) by Operating Activities:
Depreciation and Amortization	170,343

Non–Cash Operating Activities:
Board of Director Fees	23,625
Interest	4,520
Legal Fees, Settlements and Other Services
Consultant Fees	190,575
Other Compensation	181,577
Changes in Assets and Liabilities:
Prepaid Expenses	170,202
Accounts and Loans Receivable	(902,337)
Inventory	(344,336)
Other Current Assets	(51,979)
Deposits	5,659
Accounts Payable and Accrued Expenses	(77,571)
Commitments and Contingencies	––––

Net Cash (Used) by Operating Activities	(4,268,817)

CASH FLOWS FROM INVESTING ACTIVITIES:
(Acquisition) of Property and Equipment	(326,238)
Disposition of Property and Equipment	127,534
(Acquisition) of Intangibles	(40,147)

Net Cash (Required) by Investing Activities	(238,851)

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED – CONTINUED)

January 1 – May 21, 2002

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the Issuance of Stock	$5,028,000
Proceeds of Notes and Credit Line	989,180
(Payment) of Notes and Credit Line	(1,267,043)
Proceeds of Loans from Related Parties	500,000

Net Cash Provided by Financing Activities	5,250,137

Net Increase In Cash	742,469

Cash at Beginning or Period	519,225

Cash at End of Period	$1,261,694

Supplemental Disclosure of Cash Flow Information:
Cash Payments for Income Taxes	$0

Cash Payments for Interest	$11,124

Non–Cash Investing Activities:
Acquisitions	$0

Total Non–Cash Investing Activities	0

Non–Cash Financing Activities:
Issuance of Stock:
Operating Activities	$400,297
Repayment of Debts	500,000
Acquisitions	0

Total Non–Cash Financing Activities	$900,297

See accompanying notes to condensed consolidated financial statements.

URECOATS INDUSTRIES INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all adjustments necessary (consisting only of normal recurring accruals) to present fairly the financial information contained therein. These statements do not include all disclosures required by accounting principles generally accepted in the United States of America and should be read in conjunction with the audited consolidated financial statements of the Company for the year ended December 31, 2001. The results of operations for the interim period from April 1, through May 21, 2002 and year–to–date period ended May, 21 2002 are not necessarily indicative of the results to be expected for the year ending December 31, 2002.

Note 2 – Inventories.

Components of inventories were:

	May 31, 2002	December 31, 2001

Raw Materials	$112,702	$75,266
Finished Goods	575,080	268,180

Total	$687,782	$343,446

Note 3 – Series C Convertible Preferred Stock.

Private Placement

The Company has received $1,750,000 of the $3,525,000 subscriptions receivable outstanding at March 31, 2002 relating to a Series C Convertible Preferred Stock private placement offering.

Stock Option

The Chairman of the Board exchanged $504,520, which includes interest expense of $4,520, of short–term loans bearing interest at 9% per annum due him for 25,226 Shares of the Company's Series C Convertible Preferred Stock pursuant to a partial exercise of his Series C Preferred Stock Option Agreement.

Note 4 – Warranty Reserve.

The Company established a warranty reserve that is currently being calculated at 3% of Revenue. The warranty reserve at May 21, 2002 was $31,208.

Note 5 – Discontinued Operations.

During 2001, the Company acquired a roofing contracting company, Rainguard Roofing, primarily to field–test our Flagship Products and to generate revenues. As a result of the successful field–testing of these products and in response to our future customers who are roofing contractors, management decided to discontinue these operations, effective for the year ended December 31, 2001.

Note 6 – Common Stock.

(1) On February 1, 2002, we issued 100,000 shares of restricted common stock for consulting services, valued and recorded at $36,300.

(2) On February 21, 2002, we issued 75,000 shares of restricted common stock to a director for board of director services, valued and recorded at $23,625.

(3) On March 31, 2002, we issued an aggregate of 500,312 shares of restricted common stock to officers, as other compensation pursuant to employment agreements, valued and recorded in the aggregate at $181,577.

(4) On April 1, 2002, the Company issued a director, pursuant to a financial consulting arrangement, 425,000 shares of restricted common stock, based on the director satisfying the financial consulting services required thereunder, which was valued and recorded at $154,275.

Management's Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our results of operations and liquidity and capital resources should be read in conjunction with our condensed consolidated financial statements and related notes thereto appearing elsewhere in this report. All information in the discussion and references to the year and interim period are based on our fiscal year and interim period, which end on December 31 and May 21, respectively.

Results of Operations

Interim Period of April 1 through May 21, 2002

Revenues

The following is a summary of revenues for:

April 1 – May 21, 2002

Revenue:
Application Systems	$339,399
Coatings, Sealants and Other Products	$631,737

Total Revenue	$971,136

We reported revenue for the interim period April 1 – May 21, 2002 of $971,136. The revenue generated from sales of our proprietary and patent pending applicator system was $339,399 and represented 35% of our revenue, while sales from sealants, coatings and other products was $631,737, which represented 65% of our total revenue.

Cost and Expenses

Our total cost and expenses are comprised of cost of sales, selling, general and administrative expenses, professional fees, depreciation and amortization, research and development, consulting fees, and interest expense. Our total costs and expenses for the interim period April 1 through May 21, 2002 was $2,152,526.

Cost of Sales: Our cost of sales for the interim period April 1 through May 21, 2002 was $835,953 and is comprised of $768,255 of direct product costs and $67,698 of freight and other cost of sales. Direct cost for the Application Systems was $278,028 or 82% as a percent of related revenue, and $490,227 for coatings, sealants and other products or 78% as a percent of related revenue.

Selling, General and Administrative Expenses: Our selling, general and administrative expenses for the interim period April 1 through May 21, 2002 was $950,819. These expenses can be allocated and attributed to payroll and payroll related costs for sales, marketing, production, testing and technical support; marketing, advertising, conventions and promotional materials; costs for internal distribution, rent and insurance expenses; and other expenses.

Professional Fees: Our professional fees were $6,307 for the interim period April 1 through May 21, 2002 the majority of which are legal and accounting fees.

Depreciation and Amortization: Our depreciation and amortization expense for the interim period April 1 through May 21, 2002 was $48,070 and relates to depreciation of our fixed assets and amortization of costs for the acquisition of our proprietary formula and for the securing of patents.

Research and Development:Our research and development costs for the interim period April 1 through May 21, 2002 was $115,550 and reflects our commitment to the continual development and testing of new products and technology.

Consulting Fees: Our consulting fees for the interim period April 1 through May 21, 2002 was $185,872 and includes fees paid for business and financial consulting, in addition to services relating to the development and testing of products.

Interest Expense: Our interest expense was $9,955 for the interim period April 1 through May 21, 2002. The interest is on vehicle and equipment loans in addition to loans from a related party.

Discontinued Operations: The $(84,955) of loss from discontinued operations for the interim period April 1 through May 21, 2002 reflects income generated from the completion of certain roofing projects under contract at the end of 2001 offset by loss on dispositon of equipment.

Year–to–date Period January 1 through May 21, 2002

Revenues

The following is a summary of revenues for:

January 1 – May 21, 2002

Revenue:
Application Systems	$985,937
Coatings, Sealants and Other Products	$1,305,698

Total Revenue	$2,291,635

We reported year–to–date revenue for the period January 1 – May 21, 2002 of $2,291,635. The revenue generated from sales of our proprietary and patent pending applicator system was $985,937 and represented 43% of our revenue, while sales from sealants, coatings and other products was $1,305,698, which represented 57% of our total revenue.

Cost and Expenses

Our total cost and expenses are comprised of cost of sales, selling, general and administrative expenses, professional fees, depreciation and amortization, research and development, consulting fees, and interest expense. Our total costs and expenses for the year–to–date period January 1 through May 21, 2002 was $5,864,106.

Cost of Sales: Our cost of sales for the year–to–date period January 1 through May 21, 2002 was $1,982,652 and is comprised of $1,827,379 of direct product costs and $155,273 of freight and other cost of sales. Direct cost for the Application Systems was $909,183 or 92% as a percent of related revenue, and $918,196 for coatings, sealants and other products or 70% as a percent of related revenue.

Selling, General and Administrative Expenses: Our selling, general and administrative expenses for the year–to–date period January 1 through May 21, 2002 was $3,070,472. These expenses can be allocated and attributed to payroll and payroll related costs for sales, marketing, production, testing and technical support, marketing, advertising, conventions and promotional materials; cost for internal distribution, rent and insurance expenses; and other expenses.

Professional Fees: Our professional fees were $76,864 for the year–to–date period January 1 through May 21, 2002 the majority of which are legal and accounting fees.

Depreciation and Amortization: Our depreciation and amortization expense for the year–to–date period January 1 through May 21, 2002 was $170,343 and relates to depreciation of our fixed assets and amortization of costs for the acquisition of our proprietary formula and for the securing of patents.

Research and Development: Our research and development costs for the year–to–date period January 1 through May 21, 2002 was $205,118 and reflects our commitment to the continual development and testing of new products and technology.

Consulting Fees: Our consulting fees for the year–to–date period January 1 through May 21, 2002 was $343,013 and includes fees paid for business and financial consulting, in addition to services relating to the development and testing of products.

Interest Expense: Our interest expense was $15,644 for the year–to–date period January 1 through May 21, 2002. The interest is on vehicle and equipment loans in addition to loans from a related party.

Discontinued Operations: The $(66,624) of loss from discontinued operations for the year–to–date period January 1 through May 21, 2002 reflects income generated from the completion of certain roofing projects under contract at the end of 2001 offset by loss on dispostion of equipment.

Liquidity and Capital Resources

We had $1,261,694 of cash on hand at May 21, 2002 reflecting an increase of $742,469 when compared to the $519,225 of cash on hand at December 31, 2001.

The cash required by operations for the period January 1 – May 21, 2002 was $4,268,817, which is mainly attributable to our net loss for said period offset by a decrease in prepaid expenses and elimination of non–cash expenses for consulting, and board of director fees.

The cash used in investing activities was $238,851 for the period January 1 through May 21, 2002. The net cash required for capital expenditures for this period was $198,704 for the purchase of vehicles, machinery and equipment for the production of our products, and $40,147 for cost relating to patent protection. The cash provided from financing activities was $5,250,137 for the period January 1 through May 21, 2002 which is primarily attributed to the issuance of Series C Preferred Stock.

As of May 21, 2002, we had $1,775,000 in subscriptions receivable and up to $4,495,480 pursuant to a Series C Preferred Stock Option available to fund our operations. Notwithstanding these commitments, we anticipate further financing through short–term loans and/or the sale of our preferred stock to accredited sophisticated investors.

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain disclosures made by the Company in this report and in other reports and statements released by the Company are and will be forward–looking in nature, such as comments that express the Company's opinions about trends and factors that may impact future operating results. Disclosures that use words such as the Company "believes," "anticipates," "expects" and similar expressions are intended to identify forward looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from expectations. Any such forward–looking statements, whether made in this report or elsewhere, should be considered in context with the Company's disclosures about its businesses made in reports filed with the Securities and Exchange Commission.

Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URECOATS INDUSTRIES INC.
Date: May 24, 2002	By:

Timothy M. Kardok Chief Executive Officer and President

By:

John G. Barbar Chief Financial Officer and Treasurer